SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 6, 1999
                                                   -------------

                     VISKASE COMPANIES INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)

          Delaware                    0-5485       95-2677354
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(State or other jurisdiction of    (Commission      (I.R.S.
incorporation or organization)      File No.)      Employer
                                                Identification
                                                     No.)


6855 West 65th Street, Chicago, Illinois        60638
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (708) 496-4200
                                                    --------------




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Item 5. - Other Events
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On July 6, 1999, Viskase Companies, Inc. announced that the U.S.
District Court for the Northern District of Illinois, Eastern Division, entered a final judgment in favor of Viskase Corporation in the amount of $164.9 million for compensatory and enhanced damages and prejudgment interest in the case of Viskase Corporation vs. American National Can Company. A copy of a press release relating to the award is attached hereto as Exhibit 99.


Item 7. -    Financial Statements and Exhibits
             ---------------------------------
  (c)        Exhibits

  EX-99     Press release dated July 6, 1999.

                    SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              VISKASE COMPANIES, INC.
                              ------------------------
                              Registrant


                              By:  /s/ Gordon S. Donovan
                                 Gordon S. Donovan
                                 Vice President, Chief
                                  Financial Officer and
                                  Treasurer

July 7, 1999



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Exhibit No.     Description of Exhibits             Page
-----------     ---------------------------------   ----
 EX-99          Press release dated July 6, 1999.    4